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                                                     EXHIBIT 23.2


                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 18,
1995, which appears on page S-5 of LSI Industries Inc.'s Annual
Report on Form 10-K for the year ended June 30, 1995.


PRICE WATERHOUSE LLP
Cincinnati, Ohio
August 30, 1996
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